EXHIBIT 21

Name	Jurisdiction In Which	Owner of Shares (Unless Otherwise Noted, Ownership
	Organized	is 100%)
Coca-Cola Enterprises Inc.	Delaware	N/A
Trade names:
Alabama Coca-Cola Bottling Company
The Akron Coca-Cola Bottling Company
The Angleton Coca-Cola Bottling Company
The Atlanta Coca-Cola Bottling Company
Atlanta Ice Makers
Austin Coca-Cola Bottling Company
Beaumont Coca-Cola Bottling Company
Bluegrass Coca-Cola Bottling Company
The Brenham Coca-Cola Bottling Company
Brevard Coca-Cola Bottling Company
Brooksville Coca-Cola Bottling Company
Burlington Coca-Cola Bottling Company
CCE Bottling Group
CCE-South
Cameron Coca-Cola Bottling Company
Canners of Eastern Arkansas
Central States Coca-Cola Bottling Company
Centralia Coca-Cola Bottling Company
Champaign Coca-Cola Bottling Company
Cincinnati Coca-Cola Bottling Company
Circleville Coca-Cola Bottling Company
Coca-Cola Bottling Company of Alamogordo
Coca-Cola Bottling Company of Arkansas
Coca-Cola Bottling Company of Bloomington
The Coca-Cola Bottling Company of Brownsville
The Coca-Cola Bottling Company of Cedar Rapids
Coca-Cola Bottling Company of Clarksdale
Coca-Cola Bottling Company of Clovis
Coca-Cola Bottling Company of Cody
Coca-Cola Bottling Company of Colorado/Northern
Wyoming
Coca-Cola Bottling Company of Columbus
Coca-Cola Bottling Company of Dayton
Coca-Cola Bottling Company of Eastern Great Lakes
Coca-Cola Bottling Company of Flippen
Coca-Cola Bottling Company of Gillette
Coca-Cola Bottling Company of Goodland
Coca-Cola Bottling Company of Greeley
Coca-Cola Bottling Company of Greenville
Coca-Cola Bottling Company of Hobbs
Coca-Cola Bottling Company of Las Vegas
Coca-Cola Bottling Company of Leesville
Coca-Cola Bottling Company of Little Rock
Coca-Cola Bottling Company of Louisville
Coca-Cola Bottling Company of Marianna
The Coca-Cola Bottling Company of Memphis,
Tenn.
Coca-Cola Bottling Company of Miami

Coca-Cola Bottling Company of Michigan
The Coca-Cola Bottling Company of Mid-
America
Coca-Cola Bottling Company of Minot
Coca-Cola Bottling Company of Mississippi
Coca-Cola Bottling Company of Morrilton
Coca-Cola Bottling Company of Mt. Pleasant
Coca-Cola Bottling Company of Muskegon
Coca-Cola Bottling Company of New England
The Coca-Cola Bottling Company of New Iberia
Coca-Cola Bottling Company of North Texas
The Coca-Cola Bottling Company of Northern Ohio
Coca-Cola Bottling Company of Northern Wyoming
Coca-Cola Bottling Company of Ohio
Coca-Cola Bottling Company of Ohio/Kentucky
Coca-Cola Bottling Company of Ottumwa
The Coca-Cola Bottling Company of
Paducah/Hopkinsville
Coca-Cola Botting Company of Port Huron
The Coca-Cola Bottling Company of Paris
Coca-Cola Bottling Company of Providence
Coca-Cola Bottling Company of Riverton
Coca-Cola Bottling Company of Roswell
The Coca-Cola Bottling Company of San Angelo
Coca-Cola Bottling Company of St. Louis
Coca-Cola Bottling Company of Sardis
Coca-Cola Botting Company of Searcy
Coca-Cola Bottling Company of Shreveport
Coca-Cola Bottling Company of Sheridan
The Coca-Cola Bottling Company of Sherman
Coca-Cola Bottling Company of Texarkana
Coca-Cola Bottling Company of Toledo
Coca-Cola Bottling Company of Trinidad
Coca-Cola Bottling Company of West Plains
Coca-Cola Bottling Company of West Point/LaGrange
The Coca-Cola Bottling Group (Southwest)
Coca-Cola Enterprises – Atlanta Region
Coca-Cola Enterprises Bottling Companies
Colorado Coca-Cola Bottling Company
Colorado Springs Coca-Cola Bottling Company
The Conroe Coca-Cola Bottling Company
Dallas Coca-Cola Bottling Company
Danville Coca-Cola Bottling Company
Dayton Coca-Cola Bottling Company
Daytona Coca-Cola Bottling Company
Decatur Coca-Cola Bottling Company
Denver Coca-Cola Bottling Company
Dr Pepper Bottling Company of Detroit
Dr Pepper Bottling Company of New Orleans
DuQuoin Coca-Cola Bottling Company
The El Campo Coca-Cola Bottling Company
Elyria Coca-Cola Bottling Company
Enterprises Media
Erie Coca-Cola Bottling Company
Evangeline Coca-Cola Bottling Company
Evansville Coca-Cola Bottling Company

Findlay Coca-Cola Bottling Company
Florida Coca-Cola Bottling Company
Ft. Myers Coca-Cola Bottling Company
Ft. Pierce Coca-Cola Bottling Company
Gainesville Coca-Cola Bottling Company
Galesburg Coca-Cola Bottling Company
Great Lakes Canning
Highlands Coca-Cola Bottling Company
Hopkinsville Coca-Cola Bottling Company
Houston Coca-Cola Bottling Company
Hygeia Coca-Cola Bottling Company
Jacksonville Coca-Cola Bottling Company
Jasper Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Group
Jonesboro Coca-Cola Bottling Company
Lamar Coca-Cola Bottling Company
Lincoln Coca-Cola Bottling Company
The Louisiana Coca-Cola Bottling Company, Limited
Louisville Coca-Cola Bottling Company
Mansfield Coca-Cola Bottling Company
Mid-America Packaging Company
The Mid-Atlantic Coca-Cola Bottling Company
Mid-States Coca-Cola Bottling Company
Midwest Coca-Cola Bottling Company
Newark Coca-Cola Bottling Company
Ocala Coca-Cola Bottling Company
Olney Coca-Cola Bottling Company
Orlando Coca-Cola Bottling Company
Peoria Coca-Cola Bottling Company
Perryton Coca-Cola Bottling Company
Peru Coca-Cola Bottling Company
Portsmouth Coca-Cola Bottling Company
Pueblo Coca-Cola Bottling Company
Punta Gorda Coca-Cola Bottling Company
Rome Coca-Cola Bottling Company
Sarasota Coca-Cola Bottling Company
Shreveport Coca-Cola Bottling Company
Southwest Coca-Cola Bottling Company
Springfield Coca-Cola Bottling Company
St. Petersburg Coca-Cola Bottling Company
Tallahassee Coca-Cola Bottling Company
Tampa Coca-Cola Bottling Company
Tyler Coca-Cola Bottling Company
Valdosta Coca-Cola Bottling Company
Waco Coca-Cola Bottling Company
Youngstown Coca-Cola Bottling Company

Bottling Holdings (International) Inc. (“BHI”)	Delaware	CCE
Coca-Cola Enterprises Holdings LLC (“CCEH”)	Delaware	BHI
Bottling Holdings (Luxembourg) SARL (“BHL”)	Luxembourg	CCEH
CCE Investments (Netherlands) BV (“CCEI”)	Netherlands	BHL

Bottling Holdings (Netherlands) BV (“BHN”)	Netherlands	CCEI
Coca-Cola Production SAS	France	BHN
Bottling Holding France SNC (“BHF”)	France	BHN (99%)
Coca-Cola Entreprise SAS	France	BHF (99%)
Soutirages Luxembourgeois SARL	Luxembourg	BHN
Coca-Cola Enterprises Holdings Netherlands BV (“CCEHN”)	Netherlands	BHN
Coca-Cola Enterprises Belgium SPRL (“CCEB”)	Belgium	CCEHN (79%), BHN (21%)
Enterprises KOC Acquisition Company (“KOC”)	Canada	CCEB (79%), BHN (21%)
Coca-Cola Bottling Company	Canada	KOC
Coca-Cola Bottling Company UK Limited (“CCEUK”)	Great Britain	BHI
Coca-Cola Enterprises Great Britain plc (“CCEGB”)	Great Britain	CCEUK
Amalgamated Beverages Great Britain Limited (“ABGB”)	Great Britain	CCEGB
Coca-Cola Enterprises Limited	Great Britain	ABGB
The Coca-Cola Bottling Company of New York, Inc.	Delaware	CCE
Trade names:
Coca-Cola Bottling Company of Albany
Coca-Cola Bottling Company of Glens Falls
Coca-Cola Bottling Company of Greenfield
Coca-Cola Bottling Company of New England
Coca-Cola Bottling Company of Oneonta
Coca-Cola Bottling Company of Pittsfield
Coca-Cola Bottling Company of Rutland
Coca-Cola Bottling Company of Syracuse
Coca-Cola Bottling Company of Utica
Coca-Cola Bottling Company of Watertown
Coca-Cola Enterprises Bottling Companies

BCI Coca-Cola Bottling Company of Los Angeles	Delaware	CCE
Trade names:
The Coca-Cola Bottling Company of Bakersfield
The Coca-Cola Bottling Company of Bishop
Coca-Cola Bottling Company of California
The Coca-Cola Bottling Company of Carson
Coca-Cola Bottling Company of Cathedral City
The Coca-Cola Bottling Company of Downey
The Coca-Cola Bottling Company of El Centro
Coca-Cola Bottling Company of Eureka, California
Coca-Cola Bottling Company of Hawaii
Coca-Cola Bottling Company of Imperial Valley
Coca-Cola Bottling Company of Klamath Falls
The Coca-Cola Bottling Company of Lancaster
Coca-Cola Bottling Company of Las Vegas
Coca-Cola Bottling Company of Los Angeles
Coca-Cola Bottling Company of Northern California
Coca-Cola Bottling Company of the Northwest
The Coca-Cola Bottling Company of Orange
Coca-Cola Bottling Company of Oregon
Coca-Cola Bottling Company of Port Angeles
Coca-Cola Bottling Company of San Diego
The Coca-Cola Bottling Company of Santa Maria
Coca-Cola Bottling Company of Southern California
Coca-Cola Bottling Company of Spokane

The Coca-Cola Bottling Company of Sylmar
The Coca-Cola Bottling Company of Rancho
Cucamonga
The Coca-Cola Bottling Company of Ventura
The Coca-Cola Bottling Company of Victorsville
Coca-Cola Bottling Company of Washington
Coca-Cola Enterprises Bottling Companies
Diamond Head Beverages
Enterprises Media
Medford Coca-Cola Bottling Company
Pacific Coca-Cola Bottling Company of Marysville
Phoenix Coca-Cola Bottling Company
Prescott Coca-Cola Bottling Company
Yuma Coca-Cola Bottling Company

Texax Bottling Group, Inc.	Nevada	CCE